Exhibit 10.7

WAIVER PURSUANT TO

SHARE EXCHANGE AGREEMENT

Dated as of November 11, 2020

This Waiver Pursuant to Share Exchange Agreement (this “Waiver”) is entered into as of the date first set forth above (the “Waiver Date”) by and between (i) Tongji Healthcare Group, Inc. a Nevada corporation (the “Company”); (ii) West Of Hudson Group, Inc., a Delaware corporation (“WOHG”), (iii) each of the shareholders of WOHG as set forth on the signature pages hereto (the “WOHG Shareholders”) and (iv) Amir Ben-Yohanan as the representative of the WOHG Shareholders (the “Shareholders’ Representative”). Each of WOHG and the WOHG Shareholders may be referred to collectively herein as the “WOHG Parties” and separately as an “WOHG Party.” Each of the Company, each WOHG Party and the Shareholders’ Representative may be referred to herein collectively as the “Parties” and separately as a “Party”.

WHEREAS, the Parties are all of the Parties to that certain Share Exchange Agreement dated as of August 11, 2020 (the “Agreement”) and now desire to execute this Waiver in connection with the closing of the transactions as contemplated therein;

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived therefrom, and intending to be legally bound hereby, it is hereby agreed as follows:

1.	Defined terms used herein without definition shall have the meanings set forth in the Agreement.

2.	The Parties acknowledge and agree that certain actions and deliverables required for the Closing to occur may not be obtained by the Closing, and therefore the Parties agree, notwithstanding anything in the Agreement to the contrary and pursuant to the provisions of Section 9.14 of the Agreement, as follows:

(a)	To the extent that the certificate of status from the Delaware Secretary of State for WOHG is not obtained by the Closing, as required by Section 2.04(b)(iii) of the Agreement, the requirement for such deliverable at the Closing is hereby waived, and such certificate of status shall be delivered by WOHG to the Company as soon as reasonably practicable following the Closing Date.

(b)	To the extent that the certificate of status from the Nevada Secretary of State for the Company is not obtained by the Closing, as required by Section 2.04(b)(iii) of the Agreement, the requirement for such deliverable at the Closing is hereby waived, and such certificate of status shall be delivered by the Company to WOHG as soon as reasonably practicable following the Closing Date.

(c)	To the extent that the Series X Designation has not been filed with, and returned as effective by, the Nevada Secretary of State as of the Closing, the actions as set forth in Section 2.06 of the Agreement shall be completed as soon as reasonably practicable following the Closing and the filing and effectiveness of the Series X Designation.

(d)	To the extent that any of the events or actions as set forth in Section 2(a), Section 2(b) and Section 2(c) herein are conditions to the Closing, such Closing conditions are hereby waived, subject to the completion of such items as set forth herein.

3.	This Waiver shall be governed by, enforced, and construed under and in accordance with the Laws of the State of Nevada, without giving effect to the principles of conflicts of law thereunder.

4.	This Waiver may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Waiver shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

[Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the Parties have executed this Waiver as of the Waiver Date.

Tongji Healthcare Group, Inc.

By:	/s/ Amir Ben-Yohanan
Name:	Amir Ben-Yohanan
Title:	Chief Executive Officer

West Of Hudson Group, Inc.

By:	/s/ Amir Ben-Yohanan
Name:	Amir Ben-Yohanan
Title:	Chief Executive Officer

Shareholders’ Representative

By:	/s/ Amir Ben-Yohanan
Name:	Amir Ben-Yohanan

Shareholders:

Amir Ben-Yohanan

By:	/s/ Amir Ben-Yohanan
Name:	Amir Ben-Yohanan

Chris Young

By:	/s/ Chris Young
Name:	Chris Young

Simon Yu

By:	/s/ Simon Yu
Name:	Simon Yu

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